UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 19, 2000


                               ALLTEL CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)



Delaware                          1-4996                             34-0868285
-------------------------------------------------------------------------------
(State or other              (Commission File Number)        (I.R.S. Employer
jurisdiction of                                               Identification
incorporation                                                        No.)
or organization)



         One Allied Drive, Little Rock, Arkansas              72202
         ---------------------------------------              -----
         (Address of principal executive offices)          (Zip Code)


         Registrant's telephone number, including area code (501) 905-8000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     On July 19, 2000, ALLTEL Corporation issued a Press Releas announcing the Company's results from operations for the quarter ended June 30, 2000. A copy of the Press Release is attached hereto as Exhibit 99.1 and made a part hereof.


Item 7.  Financial Statements and Exhibits

        (a)      Not applicable.

        (b)      Not applicable.

        (c)      Exhibits.

                 Exhibit 99.1 Press Release, dated July 19, 2000 of ALLTEL Corporation































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



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           ALLTEL CORPORATION

                                             (Registrant)


                                       By:  /s/ Jeffery R. Gardner
                                       ---------------------------
                                                Jeffery R. Gardner
                                 Senior Vice President - Chief Financial Officer
                                                  July 24, 2000








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





                                  EXHIBIT INDEX


Exhibit
Number                     Description of Exhibits

99.1           Press Release of ALLTEL Corporation, dated July 19, 2000.











































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